Reconciliation of Federal Statutory Income Tax Expense to Actual Income Tax Expense (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Effective Income Tax Rate [Line Items]
Federal income at the statutory rate, percentage	35.00%	35.00%	35.00%
State income tax, net of federal benefit, percentage	5.00%	3.00%	5.00%
Permanent differences, percentage	2.00%	1.00%	2.00%
Other, percentage	0.00%	(1.00%)	(2.00%)
Total income tax expense, percentage	42.00%	38.00%	40.00%